Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Schedule of Differences between Reported Amount and Reporting Currency Denominated Amount
The following table summarizes the effects on revenues, cost of revenues, operating expenses, and income (loss) from operations of a 10% strengthening(1) of the CAD versus the USD without considering the impact of the Company's hedging activities and without factoring in any potential changes in demand for the Company's solutions as a result of changes in the CAD to USD exchange rates:

	Years ended
	December 31, 2020			December 31, 2019
	GAAP Amounts As Reported $	Exchange Rate Effect (2) $	At 10% Stronger CAD Rate (3) $	GAAP Amounts As Reported $	Exchange Rate Effect (2) $	At 10% Stronger CAD Rate (3) $
Revenues	$2,929,491	$7,367	$2,936,858	$1,578,173	$3,148	$1,581,321
Cost of revenues	(1,387,971)	(7,900)	(1,395,871)	(712,530)	(4,283)	(716,813)
Operating expenses	(1,451,367)	(47,292)	(1,498,659)	(1,006,790)	(39,505)	(1,046,295)
Income (loss) from operations	$90,153	$(47,825)	$42,328	$(141,147)	$(40,640)	$(181,787)
(1) A 10% weakening of the CAD versus the USD would have an equal and opposite impact on our revenues, cost of revenues, operating expenses and income (loss) from operations as presented in the table.
(2) Represents the increase or decrease in GAAP amounts reported resulting from a 10% strengthening in the CAD-USD foreign exchange rates.
(3) Represents the outcome that would have resulted had the CAD-USD rates in those periods been 10% stronger than they actually were, excluding the impact of our hedging program and without factoring in any potential changes in demand for the Company's solutions as a result of changes in the CAD-USD exchange rates.